EXHIBIT 99.9

SETTLEMENT AND RELEASE AGREEMENT

        This Settlement and Release Agreement (the “Agreement”) is entered into this 28th day of April, 2006, by and between VillageEDOCS, a California corporation (“VEDO”), GoSolutions, Inc. (“GSI”) (VEDO and GSI collectively hereinafter referred to as the “VEDO Group”) and The Zant Group Trust (the “Trust”) and Louis J. Zant (“Zant”), an individual (the Trust and Zant collectively hereinafter referred to as the “Zant Entities”) with reference to the following:

        WHEREAS, the Trust is a current shareholder of GSI and is the beneficial owner of 1,090,174 shares of GSI common stock and 3,021,148 shares of GSI Series A Preferred Stock (collectively, the “Zant Shares”);

        WHEREAS, on September 1, 2001, GSI executed and delivered a draw note to the Trust in the principal amount of $500,000 (the “Note”), a true and correct copy of which is attached hereto as Exhibit A;

        WHEREAS, on September 10, 2002, GSI and the Trust entered into an extension agreement of the Note (the “Extension Agreement”), a true and correct copy of which is attached hereto as Exhibit B;

        WHEREAS, GSI and the Trust have agreed to a second extension of the Note (the “Second Extension Agreement”) in accordance with the terms and conditions of this Agreement, a true and correct copy of which is attached hereto as Exhibit C;

        WHEREAS, on February 17, 2006, GSI notified its shareholders of a special meeting of GSI shareholders to be held on February 27, 2006, for the purpose of voting on and approving a proposed merger between GSI and VEDO Merger Sub, Inc., a wholly-owned subsidiary of VEDO (the “Merger Sub”), upon which GSI would be the surviving entity and become a wholly-owned subsidiary of VEDO (the “Merger”);

        WHEREAS, prior to the February 27, 2006 shareholder meeting, the Trust notified GSI in writing of its intent to not vote in favor of the Merger and its intent to exercise its dissenters’ rights under Chapter 607, Section 1301 et seq. of the Florida Business Corporation Act;

        WHEREAS, at the February 27, 2006 shareholder meeting, the GSI shareholders approved the Merger by a majority vote;

        WHEREAS, pursuant to the terms of this Agreement, the Trust has agreed to waive any such dissenters’ rights which may arise as a result of the Merger and agree to restructure the Note as set forth in the Second Extension Agreement;

        WHEREAS, upon the closing of the Merger, the Zant Shares will be converted into 15,820,754 shares of VEDO common stock (the “VEDO Shares”) in accordance with the conversion ratios set forth in the Merger Agreement, which ratios are 2.226556 shares of VEDO common stock for each share of GSI common stock and 4.433223 shares of VEDO common stock for each share of GSI Series A Preferred Stock (which preferred ratio takes into consideration all investments of capital and preferences relating thereto);

        WHEREAS, simultaneously with the closing of the Merger, VEDO shall redeem all of the VEDO Shares owned by the Trust in accordance with the provisions set forth below and the parties shall execute the Second Extension Agreement;

        NOW, THEREFORE, in consideration of the mutual promises and representations and subject to the terms and conditions herein contained, and other good and valuable consideration, had and received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Redemption of the Trust’s Shares of VEDO Common Stock.   Subject to the terms and conditions of this Agreement, at the Closing, VEDO shall redeem from the Trust and the Trust shall sell, transfer, assign, convey and deliver to VEDO, all of the VEDO Shares, free and clear of any liens, including any restriction on the right to vote, sell or otherwise dispose of the VEDO Shares (collectively, the “Liens”).

2.    Purchase Price.   In consideration for the VEDO Shares, at the Closing, VEDO shall pay or cause to be paid to the Trust by bank wire transfer of immediately available funds to an account designated in writing for this purpose by the Trust at least one (1) day prior to Closing, an amount in cash equal to Eight Hundred Forty Thousand and No/100 Dollars ($840,000.00) (the “Purchase Price”).

3.    Note Restructuring.   In consideration for the Purchase Price and GSI’s agreement to accelerate repayment of the Note, the Trust hereby agrees to restructure the Note as set forth in the Second Extension Agreement attached hereto.

4.    Closing.   The closing of the transactions contemplated in this Agreement (the “Closing”) shall take place at the offices of Johnson, Pope, Boker, Ruppel & Burns, LLP, and shall occur immediately after satisfaction of the conditions set forth in Section 7 below (the “Closing Date”).

5.    Deliveries by the Trust.   At the Closing, the Trust shall deliver to VEDO the following items: (i) a stock certificate or certificates representing all of the Zant Shares with duly executed stock power(s) attached in proper form for transfer to VEDO, (ii) the Second Extension Agreement, executed by the Zant Entities and (iii) any other documents reasonably requested by VEDO that are necessary to transfer to VEDO good and valid title to the Zant Shares.

6.    Deliveries by VEDO.   At the Closing, VEDO shall deliver to the Trust the following items: (i) the Purchase Price payable as set forth in Section 2 above and (ii) the Second Extension Agreement, executed by GSI.

7.    Conditions Precedent.   The respective obligations of each party hereunder shall be subject to the satisfaction prior to the Closing Date of the following condition: (i) the articles of merger for the Merger shall have been filed with the Secretary of State of the State of Florida and (ii) VEDO shall have provided written notice of such filing to the Zant Entities.

        7.1    Conditions of Obligations of the VEDO Group.   In addition to the condition set forth above, the obligations of the VEDO Group to effect the transactions contemplated hereby are subject to the satisfaction of the following conditions unless waived in writing by the VEDO Group:

                7.1.1    Representations and Warranties.   The representations and warranties of the Zant Entities set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date.

                7.1.2    Performance of Obligations of Zant Entities.   The Zant Entities shall have performed all obligations required to be performed by each of them under this Agreement prior to the Closing Date.

                7.1.3    Closing Deliveries.   The Trust shall have delivered, or cause to be delivered, to VEDO at or prior to the Closing all of the documents or items set forth in Section 5 above.

        7.2    Conditions of Obligations of the Zant Entities.   The obligation of the Zant Entities to effect the transactions contemplated hereby are subject to the satisfaction of the following conditions unless waived in writing by the Zant Entities:

                7.2.1    Representations and Warranties.   The representations and warranties of the VEDO Group set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date.

                7.2.2    Performance of Obligations of VEDO Group.   The VEDO Group shall have performed all obligations required to be performed by each of them under this Agreement prior to the Closing Date.

                7.2.3    Closing Deliveries.   VEDO shall have delivered, or cause to be delivered, to the Zant Entities at or prior to the Closing all of the documents or items set forth in Section 6 above.

8.    Waiver of Dissenters’ Rights.   Effective only upon the Closing and deposit of the Purchase Price into the account specified in Section 2 above, the Zant Entities hereby acknowledge and agree and hereby expressly waive any and all dissenters’ rights which may arise under Chapter 607, Section 1301 et seq. of the Florida Business Corporation Act as a result of the Merger and withdraw its notice of intent to exercise such dissenters rights dated February 24, 2006 and previously delivered to GSI. The Trust acknowledges and agrees that upon the closing of the Merger pursuant to the Merger Agreement the Zant Shares will be converted into 15,820,754 VEDO Shares, based on a ratio of 2.226556 shares of VEDO common stock for each share of GSI common stock and 4.433223 shares of VEDO common stock for each share of GSI Series A Preferred Stock (which preferred ratio takes into consideration all investments of capital and preferences relating thereto).

9.    Representations and Warranties of Zant Entities.   The Zant Entities hereby represent and warrant to VEDO that the following representations and warranties are true and correct as of Closing:

        9.1    Enforceability.   The Zant Entities have the capacity to execute, deliver and perform their respective obligations under this Agreement. This Agreement has been duly executed and delivered by the Zant Entities and, assuming due authorization, execution and delivery by VEDO, represents the legal, valid and binding obligations of the Zant Entities, enforceable against each of them in accordance with its terms.

        9.2    No Conflict.   Neither the execution of this Agreement to which the Zant Entities are a party, nor the performance by the Zant Entities of their respective obligations hereunder will (a) violate or conflict with the governing documents of the Trust or any law or order, or   (b) result in the creation or imposition of any lien with respect to, or otherwise have an adverse effect upon, any of the Zant Shares. The Trust has provided GSI with true, correct and complete copies of the organization and governing documents for the Trust.

        9.3    Consents.   No consent, approval or authorization of any third party is required or need be obtained by the Trust in connection with the execution and delivery by the Trust of this Agreement or the consummation of the transactions contemplated hereby.

        9.4    Title.   The Trust has good and marketable title to the Zant Shares, free and clear of all Liens. Upon the consummation of the Merger, VEDO will acquire good and valid title to the Zant Shares, free and clear of all Liens.

10.    Representations and Warranties of VEDO.   VEDO hereby represents and warrants to the Zant Entities as follows:

        10.1    Power.   VEDO has the corporate power and authority to execute, deliver and perform fully its obligations under this Agreement.

        10.2    Enforceability.   The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of VEDO and constitute the valid and legally binding obligations of VEDO enforceable against VEDO in accordance with its terms.

        10.3    No Conflict.   Neither the execution of this Agreement, nor the performance by VEDO of its obligations hereunder or thereunder will violate or conflict with VEDO’s Articles of Incorporation or Bylaws.

        10.4    Consents.   No consent, approval or authorization of any third party is required in connection with the execution and delivery by VEDO of this Agreement or the consummation of the transactions contemplated hereby.

11.    Non-Disparagement.   The Zant Entities and the VEDO Group mutually agree that they shall not at any time (during the term of this Agreement or at any time thereafter) make or publish any negative, critical or disparaging comments or statements whether written or oral, about Zant, the Trust, VEDO, GSI or any of their officers, directors or affiliated entities or officer or employees thereof. Additionally, Zant shall refrain from communicating with employees of either VEDO or GSI regarding the business of VEDO or GSI or any of its officers or directors, except those employees previously identified and agreed to in writing by the VEDO Group.

12.    Release.   Effective beginning on the Closing Date, Zant, for himself, his heirs, assigns, executors and administrators, and the Trust, for itself, its executors, beneficiaries and administrators, waives and releases VEDO and GSI, and their successors, assigns and their respective officers, directors, shareholders and employees from any and all claims, actions, causes of action, rights, suits, demands, obligations, and/or liabilities, joint or several, present, past or future, known or unknown, of whatever description, both at law and in equity, arising out of or in any way related to any matter, cause, happening, forbearance or action occurring or arising prior to the Closing Date in connection with any prior ownership interest in or GSI and/or VEDO by any of the Zant Entities, including, but not limited to the Zant Shares.

        Effective beginning on the Closing Date, VEDO and GSI waive and release the Zant Entities, and any of their heirs, assigns, executors, and administrators from any and all claims, actions, causes of action, rights, suits, demands, obligations, and/or liabilities, joint or several, present, past or future, known or unknown, of whatever description, both at law and in equity, arising out of or in any way related to any matter, cause, happening, forbearance or action occurring or arising prior to the Closing Date in connection with any prior ownership interest in GSI and/or VEDO by any of the Zant Entities, including, but not limited to the Zant Shares.

13.    Termination.

        13.1    Events of Termination.   This Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the Closing Date:

(a) by mutual written consent of the VEDO Group and the Zant Entities;

(b) by either the Zant Entities or the VEDO Group if the Closing has not occurred by April 30, 2006; or

(c) by the VEDO Group or the Zant Entities, if prior to the Closing Date there shall have been a breach of any of the representations, warranties or covenant on the part of any party contained in this Agreement which has not been cured to the reasonable satisfaction of the non-breaching party prior to the Closing Date.

        13.2    Effect of Termination.   In the event of termination of this Agreement as provided above, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the VEDO Group or the Zant Entities, or their respective officers, directors, stockholders or equity owners, provided that each party shall remain liable for any breaches of this Agreement prior to its termination; and provided further that, the provisions of this Section 13 and Sections 14.1 of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

14.    Miscellaneous.

        14.1 Expenses. The parties hereto shall bear their respective expenses incurred or to be incurred in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

        14.2    No Assignment.   The rights and obligations of the parties hereunder may not be assigned without the prior written consent of the other party hereto.

        14.3    Headings.   The headings contained in this Agreement are included for purposes of convenience only, and shall not affect the meaning or interpretation of this Agreement.

        14.4    Integration, Modification and Waiver.   This Agreement, together with the exhibits and other instruments delivered hereunder, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

        14.5    Construction.   The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The word “including” shall mean including without limitation.

        14.6    Severability.   If any provision of this Agreement or the application of any provision hereof to any party or circumstance shall, to any extent, be adjudged invalid or unenforceable, the application of the remainder of such provision to such party or circumstance, the application of such provision to other parties or circumstances, and the application of the remainder of this Agreement shall not be affected thereby.

        14.7    Notices.   All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or when dispatched by electronic facsimile transfer (if confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address or facsimile number specified below:

If to the Zant Entities:

The Zant Group Trust 95 Columbus Boulevard Sarasota, Florida 34242 Attn: Louis J. Zant Facsimile No.: (888) 540-7656

with a copy to:

Foley & Lardner, LLP 100 N. Tampa Street, Suite 2700 Tampa, Florida 33601-3391 Attention: Martin A. Traber, Esq. Facsimile No.: (813) 221-4210

If to VEDO:

VillageEDOCS 14471 Chambers Road Suite 105 Tustin, CA 92687 Attention: K. Mason Conner, Chief Executive Officer Facsimile No.: (800) 837-9515

with a copy to:

Johnson, Pope, Bokor, Ruppel & Burns, LLP 911 Chestnut Street Clearwater, FL 33756 Attention: A. R. Neal, Esq. Facsimile No.: (727) 441-8617

If to GSI:

GoSolutions, Inc. 1901 Ulmerton Road, Suite 400 Clearwater, FL 33762 Attention: Thor Bendickson, Chief Executive Officer Facsimile No.: (877) 812-2646

with a copy to:

Shumaker, Loop & Kendrick, LLP 101 E. Kennedy Boulevard, Suite 2800 Tampa, Florida 33602 Attn: Michael H. Robbins, Esq. Fax No.: (813) 229-1660

and

Shutts & Bowen LLP World Trade Center 1101 Channelside Drive Tampa, FL 33602 Attn: W. Thompson Thorn, III, Esq. Fax No.: (813) 229-8901

        Any party hereto may change its address or facsimile number for the purposes of this Section by giving notice as provided herein.

        14.8    Governing Law.   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida without giving effect to any choice or conflict of law provisions that would cause the application of the laws of any other jurisdiction other than the State of Florida.

        14.9    Further Assurances.   From and after the Closing Date, at the request of either VEDO or GSI, the Zant Entities shall execute and deliver or cause to be executed and delivered to either VEDO or GSI such other agreements or instruments, in addition to those required by this Agreement, as either VEDO or GSI may reasonably request, in order to implement the transactions contemplated by this Agreement. From and after the Closing Date, at the request of the Zant Entities, VEDO and GSI shall execute and deliver or cause to be executed and delivered to the Zant Entities, such other agreements or instruments, in addition to those required by this Agreement, as the Zant Entities may reasonably request, in order to implement the transactions contemplated by this Agreement.

        14.10    Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        14.11   Attorneys’ Fees.   In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys, which shall include, without limitation, all fees, costs and expenses of appeals.

        14.12    Incorporation of Exhibits.   The Exhibits identified in this Agreement are incorporated herein by this reference and made a part hereof.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GOSOLUTIONS, INC.

By:	/s/ Thor R. Bendickson

GOSOLUTIONS, INC.

By:	/s/ Thor R. Bendickson
Thor R. Bendickson, President/CEO

VILLAGEEDOCS

By:	/s/ K. Mason Conner
K. Mason Conner, Chief Executive Officer

The ZANT GROUP TRUST

By:	/s/ Louis J. Zant
its Grantor, Louis J. Zant

The ZANT GROUP TRUST

By:	/s/ Louis J. Zant
its Beneficiary, Louis J. Zant

/s/ Louis J. Zant
Louis J. Zant, individually